UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013 (July 29, 2013)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2013, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the second quarter ended June 30, 2013. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2013, the Company announced that Executive Vice President & Chief Operating Officer James L. Bierman has been promoted to President & Chief Operating Officer effective August 1, 2013. Current Chairman, President & Chief Executive Officer Craig R. Smith will continue as Chairman & Chief Executive Officer of the Company.

Mr. Bierman, age 60, joined the Company in June 2007 as Senior Vice President, Chief Financial Officer, was promoted to Executive Vice President & Chief Financial Officer in April 2011 and was appointed Executive Vice President & Chief Operating Officer in March 2012. Mr. Bierman served as Executive Vice President & Chief Financial Officer at Quintiles Transnational Corp. from 2001 to 2004, having joined Quintiles in 1998. From 1988 to 1998, he was a partner of Arthur Andersen LLP. As compensation for his services as President & Chief Operating Officer, Mr. Bierman will receive an increase in his annual base salary from $625,000 to $700,000 and a special grant of $215,000 in shares of restricted stock which vest at the end of five years from the date of grant provided Mr. Bierman remains in the Company’s employ (in accordance with the Company’s standard form grant agreement for such restricted stock awards).

The press release announcing the foregoing management changes is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release issued by the Company on July 29, 2013 regarding Second Quarter Financial Results (furnished pursuant to Item 2.02).

99.2 Press Release issued by the Company on July 29, 2013 regarding Management Change

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: July 30, 2013	By:	/s/ Grace R. den Hartog
		Name:	Grace R. den Hartog
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on July 29, 2013 regarding Second Quarter Financial Results (furnished pursuant to Item 2.02).

99.2	Press Release issued by the Company on July 29, 2013 regarding Management Change